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                                                                  Exhibit 10.2.4

Draft 25/02/03

                                  FORM OF SERIES [2/4] CLASS A SWAP CONFIRMATION

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
From:                   [o]

To:                     Permanent Financing (No. 2) PLC
                        Blackwell House
                        Guildhall Yard
                        London
                        EC2V  5AE

Attention:              The Secretary

To:                     State Street Bank and Trust Company
                        1 Canada Square
                        Canary Wharf
                        London

                        E14 5AF

Attention:              Corporate Trust

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                                                                   [o] [o], 2003

Dear Sirs,

CONFIRMATION - SERIES [2/4] CLASS A DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Date specified below (the "SWAP TRANSACTIONS"). This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series [2/4] Class
A) entered into between us, you and State Street Bank and Trust Company (the "SECURITY TRUSTEE") dated as of [o][o], 2003 as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed shall govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

The term "TRANSACTION" as used herein shall, for the purposes of the Definitions, have the same meaning as "SWAP TRANSACTION".

1. The following terms relate to all Transactions to which this Confirmation relates:

     Party A:                          [o]

     Party B:                          Permanent Financing (No. 2) PLC

     Trade Date:                       [o], 2003



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     Effective Date:                    [o], 2003

     Termination Date:                  The earlier of the Quarterly Interest
                                        Payment Date falling in [o] and the date on which all of the Series [2/4] Class A
                                        Second Issuer Notes are redeemed in
                                        full.

     Dollar Currency Exchange Rate:     [o] USD per GBP

     Business Days:                     London Business Day, New York Business
                                        Day and TARGET Business Day

     Calculation Agent:                 Party A


Party A Floating Amounts:

     Party A Currency Amount:           Party A Currency Amount: In respect of
                                        each Party A Calculation Period, an
                                        amount in Dollars equal to the principal amount outstanding of the Series [2/4]
                                        Class A Second Issuer Notes on the first day of such Calculation Period (after taking into account any redemption on such day).

     Party A Payment Dates:             Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in [o] up
                                        to the Termination Date and the
                                        Termination Date.

     Party A Floating Rate:             In respect of each Party A Calculation
                                        Period, Three-Month USD-LIBOR for
                                        three-month Dollar deposits determined
                                        in respect of the first day of such
                                        Party A Calculation Period.

     Spread:                            [o] per cent.

     Rounding Convention:               Rounded to the nearest cent

     Party A Floating Rate Day
     Count Fraction:                    Actual/360

Party B Floating Amounts:

     Party B Currency Amount:           In respect of each Party B Calculation
                                        Period, an amount in Sterling equivalent to the Party A Currency Amount for



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                                        the Party A Calculation Period
                                        commencing on the first day of the
                                        relevant Party B Calculation Period,
                                        converted by reference to the Dollar
                                        Currency Exchange Rate.

     Party B Payment Dates:             Each Quarterly Interest Payment Date
                                        from and including the Quarterly
                                        Interest Payment Date falling in [o],
                                        2003 up to the Termination Date and the
                                        Termination Date.

     Party B Floating Rate:             In respect of each Party B Calculation
                                        Period, Sterling-LIBOR determined in
                                        respect of the first day of such Party B
                                        Calculation Period.

     Spread:                            [o] per cent.

     Party B Floating Rate Day
     Count Fraction:                    Actual/365(Fixed)

     Rounding Convention:               Rounded to the nearest penny

Initial Exchange:

     Initial Exchange Date:             Effective Date

     Party A Initial
     Exchange Amount:                   GBP [o]

     Party B Initial
     Exchange Amount:                   USD [o]

Interim Exchange:

     Interim Exchange Dates:            Each Quarterly Interest Payment Date
                                        (other than the Termination Date) on
                                        which any of the Series [2/4] Class A
                                        Second Issuer Notes are redeemed in
                                        whole or in part.
     Party A Interim
     Exchange Amount:                   In respect of each Interim Exchange
                                        Date, an amount in Dollars equal to the
                                        amount of the Series [2/4] Class A
                                        Second Issuer Notes redeemed on such
                                        Interim Exchange Date.
     Party B Interim
     Exchange Amount:                   In respect of each Interim Exchange
                                        Date, the Sterling equivalent of the
                                        Party A Interim Exchange Amount for such
                                        Interim Exchange Date converted by
                                        reference to the Dollar Currency
                                        Exchange Rate.



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Final Exchange:


     Final Exchange Date:               Termination Date

     Party A Final Exchange Amount:     An amount in Dollars equal to the
                                        principal amount outstanding of the
                                        Series [2/4] Class A Second Issuer Notes on the Final Exchange Date (before taking into account any redemption on such day).


     Party B Final Exchange Amount:     The Sterling equivalent of the Party A
                                        Final Exchange Amount for final Exchange
                                        Date converted by reference to the
                                        Dollar Currency Exchange Rate.



3.   Account Details:

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
     Payments to Party A
     in USD:              Bank:          [o]

                          Account Number:[o]

                          SWIFT:         [o]

                          ABA No.:       [o]


     Payments to Party A
     in Sterling:         Bank:          [o]

                          Sort Code      [o]

                          Account Number:[o]

                          SWIFT:         [o]

     Payments to Party B
     in USD:              Bank:          [o]

                          Credit Account:[o]

                          New York Swift:[o]

                          FAO:           [o]

                          London Swift:  [o]


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

                          Reference:     [o]

     Payments to Party B
     in Sterling:         Bank:          [o]

                          Account Number:[o]

                          Sort Code:     [o]

                          Reference:     [o]
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     [It is agreed by the parties that payments made by Party A to the Principal
     Paying Agent in accordance with the settlement instructions, as detailed above, shall be considered as absolute and conclusive discharge of Party
     A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This shall continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.]

7.   Notice Details:

     Party A:              [o]

     Address:              [o]

     Facsimile Number:     [o]

     Attention:            [o]

     Party B:              Permanent Financing (No. 2) PLC

     Address:              Blackwell House
                           Guildhall Yard
                           London
                           EC2V 5AE

     Facsimile Number:     020 7566 0975

     Attention:            The Secretary

     With a copy to: (i)   the Security Trustee:

     Name:                 State Street Bank and Trust Company

     Address:              1 Canada Square
                           Canary Wharf
                           London
                           E14 5AF

     Facsimile Number:     020 7416 2548



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     Attention:            Corporate Trust

                    (ii)   HBOS Treasury Services plc

     Address:              33 Old Broad Street
                           London
                           EC2N 1HZ

     Attention:            Head of Capital Markets and Securitisation

     Facsimile Number:     020 7574 8784

Yours faithfully,

[o]

By:
Name:
Title:


Confirmed as of the date first written:

PERMANENT FINANCING (NO.2) PLC

By:
Name:
Title:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:

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